SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K /A
Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2012

Bioflamex Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-53712	Pending
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Christiansvej 28, 2920 Charlottenlund, Denmark	____________________
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 646-233-1310

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Bioflamex Corporation is filing this Amendment No. 1 to its Current Report on Form 8-K, originally filed on June 22, 2012, to update its disclosure in relation to comments received from the Securities and Exchange Commission.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On June 21, 2012, the board of directors of Bioflamex Corp. (the “Company”) determined, upon advice of management, that the Company’s financial statements and related disclosures included in the Company’s Annual Report on Form 10-K for the year ended February 28, 2011 and the Company’s Quarterly Reports on Form 10-Q for the periods ended May 31, 2011, August 31, 2011 and November 30, 2011 (the “Previously Issued Financial Statements”) should be restated because they contain errors as addressed in Financial Accounting Standards Board Accounting Standards Codification Topic 250, Accounting Changes and Error Corrections. Accordingly, the Previously Issued Financial Statements issued by the Company should not be relied upon. The Company intends to restate the Previously Issued Financial Statements to correct these errors by amending its Annual Report for the year ended February 28, 2011 and its Quarterly Reports for the three months ended May 31, 2011, six months ended August 31, 2011, and nine months ended November 30, 2011.

The Company is restating its financial statements for the year ended February 28, 2011 and quarters ended May 31, 2011, August 31, 2011 and November 30, 2011 to properly reflect previously unrecorded liabilities for various consulting agreements which were in effect during those periods, which aggregate approximately $ 191,000. These unrecorded liabilities will affect the Company’s expenses for the periods indicated. These consulting agreements were not reported as a result of material weaknesses in internal control over financial reporting. These material weaknesses include: (i) inadequate segregation of duties and effective risk assessment; and (ii) insufficient written policies and procedures for accounting and financial reporting with respect to the requirements and application of both United States generally accepted accounting principles and Securities and Exchange Commission guidelines.

As of the date of this Current Report, management of the Company has not had sufficient time to determine the impact of these errors on its financial condition, results of operations or cash flows reported in prior periods. Accordingly, the financial condition and results of operations disclosed in prior periods can no longer be relied upon.

FOR THE EFFECT OF THE RESTATEMENT OF THE FINANCIAL STATEMENTS OF THE COMPANY FOR THE YEAR ENDED FEBRUARY 28, 2011, PLEASE REFER TO THE AMENDMENTS TO OUR FORM 10-K FOR THE YEAR ENDED FEBRUARY 28, 2011 AND FORM 10-Q FOR THE PERIODS ENDED MAY 31, 2011, AUGUST 31, 2011 AND NOVEMBER 30, 2011, EXPECTED TO BE FILED BY JULY 20, 2012  OR A DATE SOON THEREAFTER.

The Company’s Board of Directors and management discussed the matters mentioned herein with Weaver, Martin & Samyn, LLC, the Company’s independent registered public accounting firm.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bioflamex Corp.

/s/ Kristian Schiorring

Kristian Schiorring

Chief Executive Officer

Date: July 10, 2012

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